BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated August 5, 2015 to Prospectus dated April 30, 2015

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective October 5, 2015, in connection with the principal investment strategy of Baron Energy and Resources Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 39 of the Prospectus, with respect to Baron Energy and Resources Fund, the third sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund’s investments in non-U.S. companies will not exceed 25%.” is deleted in its entirety.

On page 51 of the Prospectus, the second sentence of the third paragraph under “Additional Investment Strategies” which reads as follows: “Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund may also invest up to 25% of their respective total assets directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.” is deleted in its entirety and replaced with the following: “Baron Partners Fund, Baron Focused Growth Fund and Baron Real Estate Fund may also invest up to 25% of their respective total assets directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts. Baron Energy and Resources Fund may invest in such companies without limitation.”

This information supplements the Prospectus dated April 30, 2015. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.